Exhibit 10.1

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this “Amendment No. 2”) is dated as of July [__], 2026, by and among Aditxt, Inc., a Delaware corporation (the “ADTX Borrower”), Ignite Proteomics LLC, a Delaware limited liability company (the “Ignite Borrower”, and together with the ADTX Borrower, the “Borrowers”) and the undersigned Buyers (as defined in the Note Purchase Agreement (as defined below)) (collectively, the “Undersigned Buyers”), and, subject to the occurrence of the Effective Time, will amend that certain Note Purchase Agreement, dated as of June 3, 2026, by and among the Borrowers and each of the Buyers (the “Note Purchase Agreement”), as amended by that certain Amendment No. 1 to Note Purchase Agreement, dated June 22, 2026 (“Amendment No. 1”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Note Purchase Agreement.

WHEREAS, the Borrowers and the Undersigned Buyers desire to amend certain provisions of the Note Purchase Agreement pursuant to Section 9(e) thereof.

WHEREAS, pursuant to Section 9(e) of the Note Purchase Agreement, the Borrowers and the Required Holders may amend the terms of the Note Purchase Agreement, which amendment shall be binding on all Buyers and holders of Notes.

NOW, THEREFORE, in consideration of the covenants and agreements contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Undersigned Buyers, intending to be legally bound, hereto agree as follows:

ARTICLE I

AMENDMENTS

1. Amendments. As of the Effective Time (as defined below):

(a)	The Supplement to the Schedule of Buyers set forth as Exhibit B to Amendment No. 1 is hereby replaced with the Supplement to the Schedule of Buyers attached hereto as Schedule I (the “Amended Supplement to Schedule of Buyers”).

(b)	In the Transaction Documents, the definition of “Notes” shall be amended to include the Additional Notes (as defined herein).

(c)	The definition of “Transaction Documents” in the Note Purchase Agreement is hereby amended to include this Amendment No. 2 and the Joinder (as defined below).

ARTICLE II

MISCELLANEOUS

1. New Buyer; Joinder. As of the Effective Time, a certain investor desires to become a “Buyer” under the Note Purchase Agreement (the “New Buyer”) with all of the rights and obligations of a Buyer under the Note Purchase Agreement and the other Transaction Documents by executing and delivering to the Borrowers a joinder substantially in the form attached hereto as Exhibit A (the “Joinder”) and a signature page to each of the Note Purchase Agreement. Effective as of the Effective Time, the Borrowers and the Undersigned Buyers hereby consent to the amendment to the Note Purchase Agreement to attach the signature page of the New Buyer thereto.

2. Issuance of Additional Notes. At the Effective Time, the Borrowers shall (i) issue to Cavalry Fund I SPV I LP (an existing party to the Note Purchase Agreement as a Buyer) (“Cavalry SPV”) a Note (the “Cavalry SPV Additional Note”) in the original principal amount set forth opposite its name in column 3 on the Amended Supplement to Schedule of Buyers upon receipt in cash of the Purchase Price set forth opposite its name in column 4 on the Amended Supplement to Schedule of Buyers and (ii) issue to Doug Mergenthaler (a new party to the Note Purchase Agreement) a Note (the “Mergenthaler Additional Note”, and together with Cavalry SPV Additional Note, the “Additional Notes”) in the original principal amount set forth opposite his name in column 3 on the Amended Supplement to Schedule of Buyers upon receipt in cash of the Purchase Price set forth opposite his name in column 4 on the Amended Supplement to Schedule of Buyers. For the avoidance of doubt, and notwithstanding anything herein to the contrary, for all purposes of the Transaction Documents, the Additional Notes shall be deemed to have been issued on the Closing Date (other than in connection with accrual of interest thereunder).

3. Surrender of Note. As soon as practicable following the Effective Time, Cavalry SPV shall deliver or cause to be delivered to the Borrowers (or their assignees) that certain senior secured promissory note, dated June 22, 2026, issued by the Borrowers in favor of Cavalry SPV (the “Original Note”) (or affidavit of lost promissory note, in form provided upon request by the Borrowers and reasonably acceptable to Cavalry SPV).  Immediately following the allotment of the Additional Notes to Cavalry SPV and Douglas Mergenthaler (or their assignees), Cavalry SPV hereby relinquishes all rights, title and interest in the Original Note (including any claims that Cavalry SPV may have against the Borrowers related thereto) and assigns the same to the Borrowers, and the Original Note shall be cancelled.

4. Acknowledgement; Ratification of Obligations. The Borrowers and the Undersigned Buyer hereby confirm and agree that, except as set forth in Section 1 above, (i) the Note Purchase Agreement and each other Transaction Documents are, and shall continue to be, in full force and effect, constitute legal and binding obligations of all parties thereto in accordance with its terms and are hereby ratified and confirmed in all respects, and (ii) the execution, delivery and effectiveness of this Amendment No. 2 shall not operate as an amendment of any right, power or remedy of the Borrowers or the Buyers under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document, other than as specifically set forth herein. This Amendment No. 2 forms an integral and inseparable part of the Note Purchase Agreement.

5. Independent Nature of Buyer’s Obligations and Rights. The obligations of each Undersigned Buyer under this Amendment No. 2 or any other Transaction Document are several and not joint with the obligations of any other Buyer under any other Transaction Document, and each Undersigned Buyer shall not be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in this Amendment No. 2 or any other Transaction Document, and no action taken by an Undersigned Buyer pursuant hereto, shall be deemed to constitute such Undersigned Buyer and other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Undersigned Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment No. 2 or any other Transaction Document, and the Borrowers acknowledges that the Undersigned Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment No. 2 and any other Transaction Document. The Borrowers and the Undersigned Buyers confirm that each Undersigned Buyer has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Undersigned Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment No. 2 or out of any other Transaction Documents, and it shall not be necessary for any other Buyers to be joined as an additional party in any proceeding for such purpose.

6. Disclosure. Before 5:30 p.m., New York City time, on the fourth Business Day following the date of this Amendment No. 2, the Borrowers shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Amendment No. 2 in the form required by the Exchange Act and attaching the form of this Amendment No. 2 as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, neither the Buyers, nor the New Buyer (collectively, the “Buyer Parties”) shall be in possession of any material, nonpublic information received from the Borrowers, any of their Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, upon the filing of the 8-K Filing, the Borrowers acknowledge and agree that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Borrowers, any of their Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any Buyer Party or any of its affiliates, on the other hand, shall terminate. Neither the Borrowers, their Subsidiaries nor any Buyer Party shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Borrowers shall be entitled, without the prior approval of any Buyer Party, to issue a press release or make such other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) any such applicable Buyer Party shall be consulted by the Borrowers in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer Party (which may be granted or withheld in such Buyer Party’s sole discretion), the Borrowers shall not (and shall cause each of their Subsidiaries and affiliates to not) disclose the name of such Buyer Party in any filing, announcement, release or otherwise.

7. Effectiveness. Section 1 of this Amendment No. 2 shall become effective upon the due execution and delivery by the Borrowers and the Undersigned Buyers (which represent the Required Holders) (such time, the “Effective Time”).

8. References. As of the Effective Time, all references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Note Purchase Agreement and the other Transaction Documents shall refer to the Note Purchase Agreement as amended by Amendment No. 1 and this Amendment No. 2.

9. Miscellaneous. Section 9 of the Note Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

BORROWERS:

ADITXT

By:
	Name:	Jeffrey M. Busch
	Title:	Inteim Chief Executive Officer

IGNITE PROTEOMTICS LLC

By:
	Name:	Jeffrey M. Busch
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

UNDERSIGNED BUYER:

SCHEDULE I

AMENDED SUPPLEMENT TO SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)

Buyer	Mailing Address and E-mail Address	Aggregate Principal Amount of Initial Notes	Purchase Price	Legal Representative’s Mailing Address and E-mail Address

TOTAL:

EXHIBIT A

FORM OF JOINDER AGREEMENT

See attached.

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder”) dated as of July [__], 2026 (the “Effective Date”), between by and among Aditxt, Inc., a Delaware corporation (the “ADTX Borrower”), Ignite Proteomics LLC, a Delaware limited liability company (the “Ignite Borrower”, and together with the ADTX Borrower, the “Borrowers”) and [NEW BUYER] (the “New Buyer”).

1. Reference is made to (x) that certain Note Purchase Agreement, dated as of June 3, 2026, as amended by Amendment No. 1 (as defined below) and Amendment No. 2 (as defined below) (the “Note Purchase Agreement”), by and among the Borrowers and the investors listed on the signature pages thereto, (y) Amendment No. 1 to the Note Purchase Agreement, dated June 22, 2026 (the “Amendment No. 1”), and (z) Amendment No. 2 to the Note Purchase Agreement, dated July [__], 2026 (the “Amendment No. 2”, and together with the Amendment No. 1 and the Note Purchase Agreement, the “Amended Note Purchase Agreement”). Capitalized terms not defined herein shall have the meaning as set forth in the Amended Note Purchase Agreement.

2. The New Buyer desires to participate in the Closing (the “Closing”) to acquire a Note and on the date hereof for a purchase price of $[●] (the “Purchase Price”) payable by wire transfer of immediately available funds to an account designated by the Borrowers.

3. On or prior to the date hereof, the Borrowers have satisfied (or the New Buyer waived) such closing conditions set forth in Section 7 of the Amended Note Purchase Agreement with respect to the Closing.

4. The parties hereto agree that, effective upon the date hereof, (a) the Closing shall occur, and (b) the New Buyer (i) shall be deemed a “Buyer” under the Amended Note Purchase Agreement, as such term is defined therein, and (ii) shall be entitled to all of the applicable rights and bound by all of the applicable obligations of each of the Transaction Documents (as defined in the Amended Note Purchase Agreement).

5. The Borrowers hereby represent and warrant to the New Buyer that each and every representation and warranty of the Borrowers set forth in the Amended Note Purchase Agreement and in each of the other Transaction Documents is true and correct in all material respects (except where such representation or warranty is qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Borrowers have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Borrowers at or prior to the date hereof.

6. The New Buyer hereby (a) acknowledges that the representations and warranties of the New Buyer (in its capacity as a “Buyer” under the Amended Note Purchase Agreement) are true and correct in all material respects as of the date hereof (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the New Buyer has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Amended Note Purchase Agreement to be performed, satisfied or complied with by the New Buyer at or prior to the date hereof (other than the wire of the applicable Purchase Price to the Borrowers, which shall be released by no later than the first (1st) Trading Day after the time of execution of this Joinder), (b) authorizes any officer or other authorized representative of the Borrowers to attach the signature pages to the Amended Note Purchase Agreement attached hereto as Exhibit A to the Amended Note Purchase Agreement, and (c) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the Amended Note Purchase Agreement are required to be performed by it as a Buyer and, as of the Effective Date, the terms of the Amended Note Purchase Agreement shall be the binding obligations of the New Buyer.

7. Each of the parties hereto represent and warrant that it is duly authorized to enter into this Joinder.

8. The Borrowers and the Buyers hereby confirm and agree that (i) the Amended Note Purchase Agreement and each other Transaction Documents are, and shall continue to be, in full force and effect, constitute legal and binding obligations of all parties thereto in accordance with its terms and are hereby ratified and confirmed in all respects, and (ii) the execution, delivery and effectiveness of this Joinder shall not operate as an amendment of any right, power or remedy of the Borrowers or the Buyers under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document. This Joinder forms an integral and inseparable part of the Amended Note Purchase Agreement.

9. Within one (1) Business Day of the date of this Joinder, the Borrowers shall duly execute and deliver to the New Buyer the Note.

10. Each party to this Joinder shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except that the Borrowers shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees and Depository Trust Company fees relating to or arising out of the transactions contemplated hereby.

11. Before 5:30 p.m., New York City time, on the fourth Business Day following the date of this Joinder, the Borrowers shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Joinder in the form required by the Exchange Act and attaching the form of this Joinder as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, neither the Buyers, nor the New Buyer (collectively, the “Buyer Parties”) shall be in possession of any material, nonpublic information received from the Borrowers, any of their Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, upon the filing of the 8-K Filing, the Borrowers acknowledge and agree that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Borrowers, any of their Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any Buyer Party or any of its affiliates, on the other hand, shall terminate. Neither the Borrowers, their Subsidiaries nor any Buyer Party shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Borrowers shall be entitled, without the prior approval of any Buyer Party, to issue a press release or make such other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) any such applicable Buyer Party shall be consulted by the Borrowers in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer Party (which may be granted or withheld in such Buyer Party’s sole discretion), the Borrowers shall not (and shall cause each of their Subsidiaries and affiliates to not) disclose the name of such Buyer Party in any filing, announcement, release or otherwise.

12. The obligations of each Buyer Party under this Joinder and/or any other Transaction Document are several and not joint with the obligations of the other Buyer Party, and no Buyer Party shall not be responsible in any way for the performance of the obligations of any other Buyer Party under any Transaction Document and/or this Joinder. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer Party pursuant hereto, shall be deemed to constitute the Buyer Parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyer Parties are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Joinder or any other Transaction Document and the Borrowers acknowledges that the Buyer Parties are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Joinder and/or any other Transaction Document. The Borrowers and the Buyer Parties confirm that each Buyer Party has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Buyer Party shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Joinder and/or out of any other Transaction Documents, and it shall not be necessary for any other Buyer Party to be joined as an additional party in any proceeding for such purpose.

13. Section 9 of the Note Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Joinder to be duly executed as of the date first written above.

BORROWERS:

ADITXT

By:
	Name:	Jeffrey M. Busch
	Title:	Inteim Chief Executive Officer

IGNITE PROTEOMTICS LLC

By:
	Name:	Jeffrey M. Busch
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Joinder to be duly executed as of the date first written above.

NEW BUYER:

[NEW BUYER]

By:
Name:

EXHIBIT A TO JOINDER

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[NEW BUYER]

By:
Name:
Title:

Aggregate original principal amount of Existing Notes:

Aggregate amount outstanding of Existing Notes:

$[*][1]

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

[1]	All Existing Notes outstanding (including interest) as of the Closing Date.

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